================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2005

                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-22208                                        42-1397595
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)

3551 Seventh Street, Suite 204, Moline, Illinois            61265
------------------------------------------------          ----------
   (Address of principal executive offices)               (Zip Code)

                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02.  Results of Operations and Financial Condition

In November, 2005, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the third quarter, ended September 30, 2005. The letter is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

            (a) Exhibits.

                99.1 Shareholder letter dated November 2005 to be presented in the quarterly shareholder publication, "Investor Update".

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                QCR HOLDINGS, INC.


Dated:  November 7, 2005                        By: /s/ Todd A. Gipple
                                                    ---------------------------
                                                    Todd A. Gipple
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                        3